SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

MassMutual Select Funds

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MASSMUTUAL SELECT FUNDS

(the “Trust”)

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

MassMutual Select Growth Opportunities Fund

(the “Fund”)

INFORMATION STATEMENT

January 19, 2016

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

The Trustees of the MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with the approval of a change in investment status of the Fund from that of a “diversified” fund to that of a “non-diversified” fund. This Information Statement explains why the Trustees approved this change in investment status of the Fund. This Information Statement is being delivered to shareholders of record as of January 4, 2016 on or about January 19, 2016.

As required by federal securities laws, the Fund is distributing this Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (“MassMutual”) and the MassMutual RetireSMARTSM Funds (together in their capacity as the majority shareholder of the Fund, the “Majority Shareholder”). The Majority Shareholder anticipates approving this change in investment status of the Fund by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Trustee Approval of a Change in Diversification Status of the Fund

Pursuant to a Unanimous Written Consent executed in December 2015, the Trustees approved a change in investment diversification status of the Fund, such change to take effect upon the approval of the Majority Shareholder of the Fund. The Trustees came to this decision due to the fact that MML Investment Advisers, LLC (the “Adviser”) had informed the Trustees that, although the Fund had been classified as a non-diversified fund since its inception, due to the fact that the Fund had operated for three consecutive years as a diversified fund, the Fund was deemed to have changed its diversification status to that of a diversified fund and could only change back to that of a non-diversified fund with shareholder approval.

Under the Investment Company Act of 1940, as amended, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items, or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction.

The Fund is currently managed by two investment subadvisers, each of whom is responsible for managing a portion of the Fund’s portfolio of investments. Although each subadviser invests its portion of the Fund’s portfolio as a “non-diversified” portfolio, when taken together as a whole, the Fund’s total investment portfolio meets the definition of a “diversified” fund and has for over the past three consecutive years. However, this anomaly may not always continue. So, in order to allow each of the Fund’s subadvisers to manage its portion of the Fund’s portfolio in the manner for which it was hired, the Adviser recommended, and the Trustees agreed,

1

that it would be in the Fund’s best interest for the Fund to revert back to being a “non-diversified” fund. As a non-diversified fund, the Fund may hold larger positions in a smaller number of stocks than a fund that operates as a diversified fund.

Other Information

Adviser’s Address. The address of the Adviser is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

Principal Underwriter, Administrator, and Subadministrators. The address of the Fund’s principal underwriter, MML Distributors, LLC, is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. MML Distributors, LLC is a wholly-owned subsidiary of MassMutual. The Adviser serves as the administrator of the Fund. State Street Bank and Trust Company, which is located at 1 Iron Street, PO Box 5501, Boston, Massachusetts 02210, and MassMutual, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, each serve as a subadministrator of the Fund.

Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981 or by calling 1-888-309-3539.

Outstanding Shares. Appendix A to this Information Statement lists the total number of shares outstanding as of January 4, 2016 for each class of the Fund’s shares. Shares of the Fund are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Fund must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Fund.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

2

Appendix A

Shares Outstanding

For each class of the Fund’s shares, the number of shares outstanding as of January 4, 2016 was as follows:

Number of Shares Outstanding and Entitled to Vote Per Class
Class I	34,794,357.035
Class R5	21,167,422.183
Service Class	16,253,456.935
Administrative Class	10,997,802.991
Class A	15,129,435.872
Class R4	738,974.218
Class R3	94,850.209

Total	99,176,299.443

Ownership of Shares

As of January 4, 2016, the Trustees and officers of the Trust did not own any shares of the Fund. As of January 4, 2016, Massachusetts Mutual Life Insurance Company owned of record 49.2% of the Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act.

As of January 4, 2016, the MassMutual RetireSMARTSM Funds owned of record the following percentages of the Fund:

MASSMUTUAL RETIRESMART 2010 FUND	0.05%
MASSMUTUAL RETIRESMART 2015 FUND	0.06%
MASSMUTUAL RETIRESMART 2020 FUND	0.74%
MASSMUTUAL RETIRESMART 2025 FUND	0.32%
MASSMUTUAL RETIRESMART 2030 FUND	0.99%
MASSMUTUAL RETIRESMART 2035 FUND	0.31%
MASSMUTUAL RETIRESMART 2040 FUND	0.71%
MASSMUTUAL RETIRESMART 2045 FUND	0.20%
MASSMUTUAL RETIRESMART 2050 FUND	0.33%
MASSMUTUAL RETIRESMART 2055 FUND	0.04%
MASSMUTUAL RETIRESMART 2060 FUND	0.03%
MASSMUTUAL RETIRESMART CONSERVATIVE FUND	0.08%
MASSMUTUAL RETIRESMART GROWTH FUND	0.28%
MASSMUTUAL RETIRESMART IN RETIREMENT FUND	0.04%
MASSMUTUAL RETIRESMART MODERATE GROWTH FUND	0.56%
MASSMUTUAL RETIRESMART MODERATE FUND	0.37%

As of January 4, 2016, Taynik & Co., c/o State Street Bank, P.O. Box 9130 FPG 90, Boston, MA 02117 owned 61.4% of Service Class, 48.9% of Class I, 30.3% of Class R4, 23.2% of Administrative Class, and 13.6% of Class R5, and therefore for certain purposes may be deemed a principal holder of the Fund.

As of January 4, 2016, TIAA-CREF Trust Co. Cust/TTEE, Attention: Trust Operations, 211 North Broadway, Suite 1000, St. Louis, MO 63102 owned 10.1% of Class R4, and therefore for certain purposes may be deemed a principal holder of the Fund.

A-1

As of January 4, 2016, Hartford Life Insurance Co., 1 Griffin Road North, Windsor, CT 06095 owned 17.0% of Class R4 and 12.4% of Administrative Class, and therefore for certain purposes may be deemed a principal holder of the Fund.

As of January 4, 2016, Wells Fargo Bank FBO Various Retirement Plans, 1525 West Harris Blvd., Charlotte, NC 28288 owned 5.8% of Class R5, and therefore for certain purposes may be deemed a principal holder of the Fund.

As of January 4, 2016, NFS LLC FEBO FIIOC as agent for Qualified Plans (401K) Finops-IC Funds, 100 Magellan Way #KW1C, Covington, KY 41015 owned 9.9% of Class R5, and therefore for certain purposes may be deemed a principal holder of the Fund.

A-2